            Exhibit 10.2
TERMINATION OF VOTING AGREEMENT

THIS TERMINATION OF VOTING AGREEMENT (this “Termination Agreement”) is entered into as of April 28, 2021 to be effective as of May 1, 2021 (the “Termination Date”), by and between SHELL MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (the “Partnership”), and SHELL PIPELINE COMPANY LP, a Delaware limited partnership (“SPLC”). The Partnership and SPLC may be referred to individually as “Party” or collectively as the “Parties” herein. Terms capitalized herein but not defined shall have the meaning attributed to them in the Voting Agreement (defined herein below).
WHEREAS, the Partnership and SPLC previously entered into that certain Voting Agreement dated as of November 3, 2014 relating to certain governance matters for their respective direct and indirect ownership interests in Zydeco Pipeline Company LLC, a Delaware limited liability company (“Zydeco”); and
WHEREAS, Triton West LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“Triton”) and SPLC have entered into that certain Sale and Purchase Agreement (the “SPA”) dated as of April 28, 2021 and effective as of May 1, 2021, pursuant to which, among other things, SPLC has agreed to sell to Triton or its designee SPLC’s seven and one-half percent (7.5%) ownership interest in and to Zydeco; and
WHEREAS, after consummation of the transactions contemplated in the Purchase Agreement, the Partnership, or a wholly owned subsidiary thereof, will own 100% of the ownership interests in and to Zydeco; and
WHEREAS, in connection with the SPA, the Parties wish to terminate the Voting Agreement; and
NOW, THEREFORE, in consideration of the mutual premises contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Termination. Effective as of the Termination Date, the Voting Agreement shall be and hereby is terminated and canceled in its entirety without further action by the Parties.
2.    No Remaining Obligations. The Parties hereby acknowledge and agree that all of the obligations under the Voting Agreement have been performed and satisfied and that no further obligations remain thereunder.
3.    Further Assurances. Each Party to this Termination Agreement shall do all such acts and cause to be done all such things as any Party hereto reasonably may request from time to time in order to give full effect to this Termination Agreement and to secure their respective rights hereunder, and without further consideration, each Party will execute and deliver such other documents, and take such other action, as any Party may reasonably request in order to consummate more effectively the transactions contemplated hereby.
4.    Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles. This Termination Agreement, the SPA, and any agreements entered into by the Parties in connection with the SPA, constitute the entire understanding among the Parties with the respect to the subject matter hereof and shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and assigns. This Termination Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one original instrument and in the event that any signature is delivered by electronic or facsimile transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such electronic or facsimile signature page were an original thereof.

[Signature Page Follows]

    IN WITNESS WHEREOF, the Parties have executed this Termination of Voting Agreement as of the date first written above.

Shell Midstream Partners, L.P.
By:     Shell Midstream Partners GP LLC
    Its General Partner
By: /s/ Sean Guillory
Name: Sean Guillory
Title: Vice President - Commercial

Shell Pipeline Company LP
By:     Shell Pipeline GP LLC
    Its General Partner
By: /s/ Shawn J. Carsten
Name: Shawn J. Carsten
Title: Vice President - Finance

Signature Page to Termination of Voting Agreement